                                  SCHEDULE 14C
                                 (RULE 14C-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

[X] Preliminary information statement             [ ] Confidential, for  use of
                                                      the Commission only
                                                      (as permitted by
                                                      Rule 14c-5(d)(2))
[ ] Definitive information statement

                               ING PARTNERS, INC.

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

                               ING PARTNERS, INC.
                              151 FARMINGTON AVENUE
                              HARTFORD, CONNECTICUT

                           NOTICE TO THE SHAREHOLDERS
                OF THE ING SCUDDER INTERNATIONAL GROWTH PORTFOLIO
                                       OF
                               ING PARTNERS, INC.

                                  AUGUST __, 2002

         This Notice is being furnished in connection with the new sub-advisory agreement that has been entered into with respect to the ING Scudder International Growth Portfolio (the "Portfolio") of ING Partners, Inc. (the "Fund"). ING Life Insurance and Annuity Company ("ILIAC" or the "Advisor") serves as investment adviser to the Portfolio. ILIAC and Zurich Scudder Investments, Inc. ("Scudder") entered into a sub-advisory agreement dated February 11, 1998 wherein Scudder agreed to provide sub-advisory services to the Portfolio. On December 3, 2001, Deutsche Bank AG ("Deutsche Bank") entered into a Transaction Agreement under which Deutsche Bank agreed to acquire 100% of Scudder (not including certain U.K. operations) ("Transaction A"). As a result, on April 5, 2002, Scudder became part of Deutsche Asset Management, and changed its name to Deutsche Investment Management Americas Inc. ("DIMA"). The consummation of Transaction A constituted an assignment of and automatically terminated the sub-advisory agreement under the Investment Company Act of 1940 (the "1940 Act"). The Board of Directors of the Fund appointed DIMA as sub-advisor for the Portfolio under an interim sub-advisory agreement between ILIAC and DIMA, effective April 5, 2002.

         Effective May 24, 2002, the Board of Directors of the Fund appointed Deutsche Asset Management Investment Services Limited ("DeAMIS") as investment sub-adviser for the Portfolio ("Transaction B") to replace DIMA. The Fund has obtained an exemption from the Securities and Exchange Commission that permits ILIAC to enter into new sub-advisory agreements without obtaining shareholder approval of such new agreements. Any such changes must be approved by the Board of Directors of the Fund (the "Directors") and, as a condition of such exemption, ILIAC must furnish shareholders of the affected portfolio with certain information about the changes. This Notice is intended to comply with that condition. The cost of preparation and mailing of this Notice is being paid by DIMA.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         The Annual Report of the Fund (the "Report"), including audited financial statements for the fiscal year ended December 31, 2001 was sent to shareholders on March 1, 2002. The Semi-annual Report of the Fund, including unaudited semi-annual financial statements for the period ended June 30, 2001, has also been previously sent to shareholders. The Fund will furnish an additional copy of the Report, as well as the Semi-annual Report, to a shareholder upon request, without charge, by writing to the Fund at the following address: ING, Annuity Services, 151 Farmington Avenue, Hartford, CT 06156-1277 or by calling 1-800-262-3862.

         As of May 31, 2002, the following number of shares of beneficial interest of the Portfolio was outstanding:

         Initial Class:  35,598,179.575
         Service Class:  1,002.396
         Adviser Class:  4,210.540

         Shares of the Portfolio are owned of record by insurance companies as depositors of separate accounts used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), as well as by trustees or custodians of certain qualified retirement plans that can, consistent with applicable tax law, invest in the Portfolio consistent with the Fund serving as an investment vehicle for VA Contracts and VLI Contracts. This Information Statement is being sent on behalf of these record owners to contract holders of the VA Contracts and VLI Contracts, participants under certain group VA Contracts and group VLI Contracts, and to the qualified retirement plans (and in some cases, participants) that invest in the Portfolio.

         As of May 31, 2002, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of a class of the Portfolio:

         Initial Class:
         ING Life Insurance and Annuity Company, 151 Farmington Ave., Hartford, CT 06156 on behalf of the following separate accounts: Variable Annuity Account B--2,903,184.158 shares or 8.16%, Variable Annuity Account C--13,947,476.880 shares or 39.18%, Variable Annuity Account D--17,501,143.880 shares or 49.16%; other separate accounts--less than 5% of shares.

         Service Class:
         ING Life Insurance and Annuity Company, 151 Farmington Ave., Hartford, CT 06156, on its own behalf--1,002.396 shares or 100% (seed money).

         Adviser Class:
         ING National Trust, 151 Farmington Ave., Hartford, CT 06156, as trustee or custodian of certain retirement plans--3,208,144 shares or 76.19%; ING Life Insurance and Annuity Company, 151 Farmington Ave., Hartford, CT 06156, on its own behalf--1002.396 shares or 23.81% (seed money).

         As of May 31, 2002, no Director of the Fund owned any shares of the Portfolio.

         ILIAC is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the Securities and Exchange Commission (SEC) as an investment adviser. As of December 31, 2001, the Adviser and its wholly owned subsidiaries managed over $3.0 billion in registered investment company assets. ILIAC is an indirect, wholly owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.

         ING Financial Advisers, LLC, 151 Farmington Avenue, Hartford, Connecticut 06156, a subsidiary of ING, serves as principal underwriter for the continuous offering of shares of the Portfolio.

         The administrator of the Portfolio, and every other portfolio of the Fund, is ILIAC, a Maryland corporation, located at 151 Farmington Avenue, Hartford, Connecticut 06156.

                    ACQUISITION OF ZURICH FINANCIAL SERVICES
                                       BY
                                DEUTSCHE BANK AG

BACKGROUND

         On December 3, 2001, Zurich Financial Services ("Zurich Financial"), which through its subsidiaries owned a majority of the common stock of Scudder, entered into a Transaction Agreement with Deutsche Bank. The Transaction Agreement contemplated that the Zurich Financial entities owning a majority of Scudder's common stock would acquire the balance of the common stock of Scudder so that the Zurich Financial entities as a group would constitute the sole stockholder of Scudder. Deutsche Bank would then acquire 100% of Scudder, not including certain U.K. operations, from the Zurich Financial entities for approximately $2.5 billion. Deutsche Bank, a global financial institution, manages, directly and through its wholly owned subsidiaries, more than $500 billion of assets in open- and closed-end investment companies. Following this transaction, Scudder changed its name to Deutsche Investment Management (Americas) Inc. ("DIMA") and became part of Deutsche Asset Management, the world's fourth largest asset management firm based on assets under management. The foregoing is referred to as "Transaction A".

         Consummation of Transaction A constituted an "assignment," as the term is defined in the 1940 Act, of the Sub-Advisory Agreement between ILIAC and Scudder (the "Former Sub-Advisory Agreement"). In anticipation of Transaction A, the Fund's Board of Directors approved an interim investment sub-advisory agreement (the "Interim Sub-Advisory Agreement") between ILIAC and DIMA on February 6, 2002. THE TERMS OF THE INTERIM SUB-ADVISORY AGREEMENT ARE SUBSTANTIALLY IDENTICAL TO THE TERMS OF THE FORMER SUB-ADVISORY AGREEMENT. The Interim Sub-Advisory Agreement is attached hereto as Exhibit A.

         In connection with Transaction A, the Fund was advised that Deutsche Bank had no plan or intention to take any action that could have an effect on the investment advisory approach, the day-to-day operations of DIMA, including its investment team or management personnel, or the quality of services that were provided under the Former Sub-Advisory Agreement.

EVALUATION OF THE BOARD OF DIRECTORS

         At a meeting of the Board of Directors held in person on February 6, 2002, the Directors approved the Interim Sub-Advisory Agreement. At the meeting, the Directors received information concerning Transaction A and the anticipated ability of DIMA to perform its responsibilities with respect to the Portfolio. In evaluating the Interim Sub-Advisory Agreement, the Directors considered the written assurances from authorized representatives of Deutsche Bank that Deutsche Bank had no plan or intention to take any action that could have an effect on the quality of services that were provided under the Former Sub-Advisory Agreement. In addition, the Directors were also informed that no changes to the management personnel and investment style for the Portfolio were anticipated as a result of the Transaction. The Directors also considered the fact that the Interim Sub-Advisory Agreement was identical to the Former Sub-Advisory Agreement (except for the names of the entities, its execution and effective dates and other provisions required by the 1940 Act), including the terms relating to the services to be provided, and the amount of fees to be paid thereunder. The Directors also considered the fact that the Interim Sub-Advisory Agreement could be terminated at any time by the Board of Directors or by a majority of the Portfolio's outstanding voting securities on not more than 10 days' prior written notice or on 60 days written notice by the parties, and ILIAC's assurances that it would monitor the performance of DIMA to assess whether Transaction A had had a material effect on the management of the Portfolio.

         Based on the Directors' review and their evaluation of the materials they received, and in consideration of all factors deemed relevant to them, the Directors determined that the Interim Sub-Advisory Agreement was in the best interests of the Portfolio and its shareholders.

THE INTERIM AND FORMER SUB-ADVISORY AGREEMENTS

         The Interim Sub-Advisory Agreement became effective as of April 5, 2002, to remain in effect for a term of not more than 150 days unless earlier terminated in accordance with provisions of the Interim Sub-Advisory Agreement. As discussed above, all of the terms and provisions of the Interim Sub-Advisory Agreement are substantially the same as those of the Former Sub-Advisory Agreement, except for the names of the entities, its execution and effective dates and other provisions required by the 1940 Act. Those terms and provisions are summarized below.

         Under the terms of the Interim Sub-Advisory Agreement, as under the Former Sub-Advisory Agreement, DIMA agreed to furnish the Adviser with investment advisory services in connection with a continuous investment program for the Portfolio, which is to be managed in accordance with its investment objective, investment policies and restrictions as set forth in the Prospectus and Statement of Additional Information of the Fund. Subject to the supervision and control of the Adviser, which in turn is subject to the supervision and control of the Directors, DIMA, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

         Under the terms of the Interim Sub-Advisory Agreement, as under the Former Sub-Advisory Agreement, sub-advisory fees are payable by ILIAC, not by the Portfolio or its shareholders. For its fee, DIMA agrees to furnish at its expense all necessary investment facilities, including salaries of personnel, required for it to execute its duties under the Interim Sub-Advisory Agreement. DIMA's compensation for the services provided under the Interim Sub-Advisory Agreement were held in an interest-bearing escrow account at the Fund's custodian, as required pursuant to Rule 15a-4 of the 1940 Act, and paid to DIMA upon termination of the Interim Sub-Advisory Agreement. For all services rendered to the Portfolio, ILIAC agreed to calculate and pay DIMA at an annual rate in accordance with the table below:

         .75% on the first $20 million of average daily net assets .65% on the next $15 million
         .50% on the next $65 million
         .40% on the next $200 million
         .30% on assets over $300 million

         The fee paid by ILIAC to DIMA for services rendered under the Interim Sub-Advisory Agreement with respect to the Portfolio for the period from April 5, 2002 to May 24, 2002 was $216,351.

         The fee paid by ILIAC to Scudder for services rendered under the Former Sub-Advisory Agreement with respect to the Portfolio for the fiscal year ended December 31, 2001 was $1,816,821. The Former Sub-Advisory Agreement was last submitted to shareholders for approval on November 14, 2000, and was last renewed by the Board of Directors of the Fund on November 7, 2001.

         The Interim Sub-Advisory Agreement may be terminated at any time without penalty by vote of the Fund's Board of Directors or by a majority of the Portfolio's outstanding shareholders on not more than 10 days' prior written notice or upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the 1940 Act) or (provided DIMA has received prior written notice thereof) upon termination of the investment management agreement between the Fund and ILIAC.

         Under the terms of the Interim Sub-Advisory Agreement, as under the Former Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Interim Sub-Advisory Agreement, DIMA shall not be liable to the Fund or its shareholders or to the Adviser for any act or omission resulting in any loss suffered by the Fund, the Portfolio or the Portfolio's shareholders in connection with any service provided under the Interim Sub-Advisory Agreement.

INFORMATION CONCERNING DEUTSCHE BANK AND DIMA.

         Deutsche Bank is a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management which, as of March 31, 2002, had more than $240 billion in assets under management. Deutsche Asset Management acts as investment manager to 96 U.S. open- and closed-end investment companies, which in the aggregate had approximately $51 billion in assets as of March 31, 2002.

         DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, is registered in the United States as an investment adviser under the Investment Advisers Act of 1940. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank. DIMA has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. As of March 31, 2002, DIMA had approximately $324.5 billion in assets under management.

The principal occupations of each director and principal executive officer of DIMA are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DIMA, is 345 Park Avenue, New York, New York 10154. No Directors or officers of the Fund are employees, officers, directors or shareholders of DIMA.

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Dean Barr                          Global Chief Investment Officer and
                                   Director, DIMA
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Deborah Flickinger                 Chief of Staff and Director, DIMA
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Thomas Hughes                      President, Chief Operating Officer and
                                   Director, DIMA
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Mary Mullin                        Chief Compliance Officer, DIMA
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William Shiebler                   Chief Executive Officer and Director, DIMA
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Betty Whelchel                     Chief Legal Officer, DIMA
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William Butterly                   Secretary, DIMA
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Freiherr Von Girsewald             Director, DIMA
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         TRANSACTION B. Effective May 24, 2002, the Board of Directors of the
Fund appointed Deutsche Asset Management Investment Services Limited ("DeAMIS") as investment sub-adviser for the ING Scudder International Growth Portfolio (the "Portfolio"). Effective May 24, 2002, DIMA (an affiliate of DeAMIS) no longer serves as investment sub-adviser for the Portfolio. The decision to terminate DIMA and hire DeAMIS was based on, among other factors, the transfer of most of the portfolio management team who had previously serviced the Portfolio from DIMA to DeAMIS. In an effort to optimize continuity of portfolio management, the Board of Directors decided to replace DIMA with the team's new employer, DeAMIS. The principal business address of DeAMIS is One Appold Street, London, England. DeAMIS is a wholly owned subsidiary of Deutsche Asset Management Group Limited ("DeAMG"). DeAMG is owned by Deutsche Morgan Grenfell Group plc which in turn is owned by DB Investments (GB) Limited, under the parent company Deutsche Bank AG. DeAMIS is both regulated by the Financial Services Authority in the United Kingdom and registered in the United States as an investment adviser under the Investment Advisers Act of 1940.

         In anticipation of Transaction B, a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") between ILIAC and DeAMIS was approved by the Directors on May 9, 2002. THE TERMS OF THE NEW SUB-ADVISORY AGREEMENT ARE SUBSTANTIALLY IDENTICAL TO THE TERMS OF THE FORMER SUB-ADVISORY AGREEMENT. The New Sub-Advisory Agreement is attached hereto as Exhibit B.

         In connection with Transaction B, the Fund was advised that DeAMIS had no plan or intention to take any action that could have an effect on the investment advisory approach or the quality of services that were provided under the Interim or Former Sub-Advisory Agreements. Although most of the portfolio management team would be transferred to DeAMIS, the Fund was advised that there would be a change in management personnel. The Portfolio is currently managed by a team of investment professionals. Alexander Tedder is replacing Irene T. Cheng as the Lead Manager and is primarily responsible for the day-to-day management of the Portfolio. Mr. Tedder works with the other members of the team in developing and executing the Portfolio's investment program. Mr. Tedder joined DeAMIS in 1994 as a Portfolio Manager and has twelve years of investment management experience.

EVALUATION OF THE BOARD OF DIRECTORS

         At a meeting of the Board of Directors held in person on May 9, 2002, the Directors approved the New Sub-Advisory Agreement. At the meeting, the Directors received information concerning Transaction B and the anticipated ability of DeAMIS to perform its responsibilities with respect to the Portfolio. In evaluating the New Sub-Advisory Agreement, the Directors considered the written assurances from authorized representatives of DeAMIS that DeAMIS had no plan or intention to take any action that could have an effect on the quality of services that were provided under the Interim or Former Sub-Advisory Agreements. In addition, the Directors were also informed that no changes to the investment style for the Portfolio were anticipated as a result of Transaction B. The Directors considered that while most of the portfolio management personnel who had serviced the Portfolio previously would be transferred to DeAMIS, they were informed that there would be a change in management personnel with Alexander Tedder replacing Irene T. Cheng as lead portfolio manager. The Directors also considered the fact that the New Sub-Advisory Agreement is identical to the Former Sub-Advisory Agreement (except for the names of the entities, its execution and effective dates), including the terms relating to the services to be provided, and the fees to be paid thereunder. The Directors also considered the fact that the New Sub-Advisory Agreement may be terminated at any time on 60 days written notice, and ILIAC's assurances that it will monitor the performance of DeAMIS to assess whether Transaction B has had a material effect on the management of the Portfolio.

         Based on the Directors' review and their evaluation of the materials they received, and in consideration of all factors deemed relevant to them, the Directors determined that the New Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders.

THE NEW AND FORMER SUB-ADVISORY AGREEMENTS

         The New Sub-Advisory Agreement became effective as of May 24, 2002 and will remain in effect through November 30, 2002, unless earlier terminated under the provisions of Section 12 of the New Sub-Advisory Agreement, and may be renewed annually thereafter by specific approval of the Directors or the shareholders of the Portfolio. As discussed above, all of the terms and provisions of the New Sub-Advisory Agreement are substantially the same as those of the Former Sub-Advisory Agreement, except for the name of the entities and its execution and effective dates. Those terms and provisions are summarized below.

         Under the terms of the New Sub-Advisory Agreement, as under the Former Sub-Advisory Agreement, DeAMIS agrees to furnish the Adviser with investment advisory services in connection with a continuous investment program for the Portfolio, which is to be managed in accordance with its investment objective, investment policies and restrictions as set forth in the Prospectus and Statement of Additional Information of the Fund. Subject to the supervision and control of the Adviser, which in turn is subject to the supervision and control of the Directors, DeAMIS, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

         Under the terms of the New Sub-Advisory Agreement, as under the Former Sub-Advisory Agreement, sub-advisory fees are payable by ILIAC, not by the Portfolio or its shareholders. For its fee, DeAMIS agrees to furnish at its expense all necessary investment facilities, including salaries of personnel, required for it to execute its duties under the New Sub-Advisory Agreement. DeAMIS's compensation for the services provided under the New Sub-Advisory Agreement is computed at an annual rate and is payable monthly in arrears. For all services rendered to the Portfolio, ILIAC will calculate and pay DeAMIS at an annual rate in accordance with the table below:

         .75% on the first $20 million of average daily net assets .65% on the next $15 million
         .50% on the next $65 million
         .40% on the next $200 million
         .30% on assets over $300 million

         The New Sub-Advisory Agreement is renewable annually by specific approval of the Directors or by vote of a majority of the outstanding voting securities of the Portfolio (as defined under the Investment Company Act). In either event, such renewal is also required to be approved by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such renewal. The New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided DeAMIS has received prior written notice thereof) upon termination of the investment management agreement between the Fund and ILIAC.

         Under the terms of the New Sub-Advisory Agreement, as under the Former Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the New Sub-Advisory Agreement, DeAMIS shall not be liable to the Fund or its shareholders or to the Adviser for any act or omission resulting in any loss suffered by the Fund, the Portfolio or the Portfolio's shareholders in connection with any service provided under the New Sub-Advisory Agreement.

INFORMATION CONCERNING DEAMIS

         DeAMIS, with headquarters at One Appold Street, London, EC2A 2UU, England, provides a full range of international investment advisory services to institutional and retail clients, and as of March 31, 2002, managed more than $5.6 billion in assets. DeAMIS is an indirect wholly owned subsidiary of Deutsche Bank.

         The principal occupations of each director and principal executive officer of DeAMIS are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU, England. No Directors or officers of the Fund are employees, officers, directors or shareholders of DeAMIS.

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Alexander Tedder                            Director, DeAMIS
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Richard Charles Wilson                      Director, DeAMIS
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Annette Jane Fraser                         Chief Executive Officer, DeAMIS
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Stephen John Maynard                        Finance Officer, DeAMIS
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Matthew Alan Linsey                         Director, DeAMIS
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Adrian Dyke                                 Secretary, DeAMIS
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         DeAMIS serves as adviser to Scudder International Fund, which has similar investment objectives to the Portfolio. For all services rendered fees are calculated and paid to DeAMIS as follows:

    Name of Fund                       Fund Size           Advisory Fee
    ------------                       ----------          -------------
    Scudder International Fund         $2.4 billion        0.68%

         SECTION 15(F). Section 15(f) of the Investment Company Act provides a non-exclusive "safe harbor" for an investment advisor (including a sub-advisor) or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be "interested persons" of the advisor or the predecessor advisor. The Directors, as currently constituted, comply with this requirement. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Fund has received assurances from Deutsche Bank, DIMA and DeAMIS that they do not have in place any agreement, arrangement, plan or intention that would impose any unfair burden on the Portfolio within the meaning of Section 15(f).

                                                                      Exhibit A

                                     INTERIM
                        INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                        ZURICH SCUDDER INVESTMENTS, INC.

INVESTMENT SUBADVISORY AGREEMENT, made as of the 5th day of April, 2002, between Aetna Life Insurance and Annuity Company (to be renamed ING Life Insurance and Annuity Company effective May 1, 2002) (the "Adviser"), an insurance corporation organized and existing under the laws of the State of Connecticut, and Zurich Scudder Investments, Inc. (to be renamed Deutsche Investment Management Americas Inc. effective April 5, 2002) ("Subadviser"), a corporation organized and existing under the laws of Delaware.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of December 4, 2001 ("Advisory Agreement") with PPI Partners, Inc. (to be renamed ING Partners, Inc. effective May 1, 2002) ("Company"), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Company is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions; and

WHEREAS, the Company shareholders are and will be separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the "Policies") under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies; and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

WHEREAS, the Board of Directors and the Adviser desire to retain the Subadviser as subadviser for the PPI Scudder International Growth Portfolio (to be renamed ING Scudder International Growth Portfolio effective May 1, 2002) (the "Portfolio"), a portfolio of the Company, to furnish certain investment advisory services to the Adviser and the Company and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints the Subadviser as its investment Subadviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.     DUTIES OF THE SUBADVISER

       A. INVESTMENT SUBADVISORY SERVICES. Subject to the supervision of the Company's Board of Directors ("Board") and the Adviser, the Subadviser shall act as the investment Subadviser and shall supervise and direct the investments of the Portfolio in accordance with the portfolio's investment objective, policies, and restrictions as provided in the Company's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Company may impose by notice in writing to the Subadviser. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and individual securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended ("Code"). To implement its duties, the Subadviser is hereby authorized to:

              (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets on behalf of the Portfolio; and

              (ii) directly or through the trading desks of the Subadviser or its affiliate place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Subadviser may select.

       B. SUBADVISER UNDERTAKINGS. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Company's Articles of Incorporation, By-Laws, and current Prospectus and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

              (i) regularly (but no less frequently than quarterly) report to the Board and the Adviser with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Board or the Adviser and agreed to by the Subadviser, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Board;

              (ii) consult with the Company's pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available;

              (iii) provide any and all information, records and supporting documentation about accounts the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Portfolio which may be reasonably necessary, under applicable laws, to allow the Company or its agent to present historical performance information concerning the Subadviser's similarly managed accounts, for inclusion in the Company's Prospectus and any other reports and materials prepared by the Company or its agent, in accordance with regulatory requirements;

              (iv) establish appropriate personnel contacts with the Adviser and the Company's Administrator in order to provide the Adviser and Administrator with information as reasonably requested by the Adviser or Administrator; and

              (v) execute account documentation, agreements, contracts and other documents as the Adviser shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the Portfolio, provided that the Subadviser receives the express agreement and consent of the Adviser and/or the Board to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, the Subadviser shall act as the Adviser and/or the Portfolio's agent and attorney-in-fact.

       C. ADVISER AND COMPANY UNDERTAKINGS. To facilitate the Subadviser's fulfillment of its obligations under this Agreement, the Adviser and the Company will undertake the following:

              (i) the Adviser agrees promptly to provide the Subadviser with all amendments or supplements to the Prospectus, the Company's Articles of Incorporation, and By-Laws;

              (ii) the Company and the Adviser each agrees, on an ongoing basis, to notify the Subadviser expressly in writing of each change in the fundamental and nonfundamental investment policies of the Portfolio;

              (iii) the Adviser agrees to provide or cause to be provided to the
                    Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with its activities pertaining to the Portfolio under this Agreement, including, without limitation, information concerning the Portfolio, its available funds, or funds that may reasonably become available for investment, and information as to the general condition of the Portfolio's affairs;

              (iv) the Adviser agrees to provide or cause to be provided to the Subadviser on an ongoing basis, such information as is reasonably requested by the Subadviser for performance by the Subadviser of its obligations under this Agreement, and the Subadviser shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Adviser fails to provide or cause to be provided such requested information and the Subadviser relies on the information most recently furnished to the Subadviser; and

              (v) the Adviser will promptly provide the Subadviser with any guidelines and procedures applicable to the Subadviser or the Portfolio adopted from time to time by the Board and agrees to promptly provide the Subadviser copies of all amendments thereto.

       D. The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment required for it to faithfully and fully perform its duties and obligations under this Agreement.

       E. The Subadviser will select brokers and dealers to effect all Portfolio transactions subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board and the Adviser and described in the current Prospectus as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or its nominees, the Subadviser shall use its best efforts to obtain for the Portfolio the most favorable price and best execution available, considering all of the circumstances, and shall maintain such records as are required of an investment adviser under applicable law.

       Subject to the appropriate policies and procedures approved by the Adviser and the Board, the Subadviser may, to the extent authorized by
       Section 28(e) of the Securities Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Subadviser, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by said Section 28(e) and the Adviser and the Board, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the best execution available, the Subadviser may also consider sales of shares of the Portfolio as a factor in the selection of brokers and dealers.

       F. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, and subject to the Adviser approval of the Subadviser's procedures, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

       G. With respect to the provision of services by the Subadviser hereunder, the Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules under both statutes.

       H. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Portfolio, and does not have access to all of the Company's books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in Section 2A, the Subadviser shall perform compliance testing with respect to the Portfolio based upon information in its possession and upon information and written instructions received from the Adviser or the Administrator.

       I. Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

       J. Subadviser hereby authorizes Adviser to use Subadviser's name and any applicable trademarks in the Company's Prospectus, as well as in any advertisement or sales literature used by the Adviser or its agents to promote the Company and/or to provide information to shareholders of the Portfolio. Upon termination of this Agreement, the Adviser and the Company shall immediately cease to use such name and trademarks, except as necessary to comply with disclosure requirements under the federal securities laws.

       During the term of this Agreement, the Adviser shall furnish to the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Company or the public, which refer to the Subadviser or its clients in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Subadviser reasonably objects within five business days (or such other time as may be mutually agreed) after receipt thereof. The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser. Subadviser will provide reasonable marketing support to Adviser in connection with the promotion of the Portfolio.

3. COMPENSATION OF SUBADVISER. The Adviser will pay the Subadviser, with respect to the Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made by the Adviser or the Company on the second business day of each month into an interest bearing escrow account and disbursed pursuant to the terms of the Escrow Agreement by and among the Adviser, the Sub-adviser and the Company's custodian dated as of April 5, 2002, as set forth in Appendix B; however, this advisory fee will be calculated based on the daily average value of the Portfolio's assets and accrued on a daily basis. Compensation for any partial period shall be pro-rated based on the length of the period.

4. LIABILITY OF SUBADVISER. Neither the Subadviser nor any of its directors, officers, employees or agents shall be liable to the Adviser or the Company for any loss or expense suffered by the Adviser or the Company resulting from its acts or omissions as Subadviser to the Portfolio, except for losses or expenses to the Adviser or the Company resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser's duties under this Agreement. Neither the Subadviser nor any of its agents shall be liable to the Adviser or the Company for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Company in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Company is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser under this Agreement.

5. NON-EXCLUSIVITY. The services of the Subadviser to the Portfolio and the Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies. Furthermore, the Company and the Adviser recognize that the Subadviser may give advice, and take action, with respect to its other clients that may differ from the advice given, or the time or nature of action taken, with respect to the Portfolio.

6. ADVISER OVERSIGHT AND COOPERATION WITH REGULATORS. The Subadviser shall cooperate in providing records, reports and other materials relating to the Company that are in its possession, at the request of the Adviser, and in response to inquiries by regulatory and administrative bodies having proper jurisdiction over the Company, in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which the Subadviser reasonably believes the regulatory or administrative body does not have the authority to request or which is privileged or confidential information of the Subadviser.

7. RECORDS. The records relating to the services provided under this Agreement required to be established and maintained by an investment adviser under applicable law or those required by the Adviser or the Board of Directors for the Subadviser to prepare and provide shall be the property of the Company and shall be under its control; however, the Company shall permit the Subadviser to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Company by the Subadviser free from any claim or retention of rights therein. The Subadviser shall keep confidential any information concerning the Adviser or any Subadviser's duties hereunder and shall disclose such information only if the Company has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

8. DURATION OF AGREEMENT. This Agreement shall become effective as of the date set forth in the first paragraph of this Agreement and shall remain in force and effect for not more than 150 days unless earlier terminated under the provisions of Section 12.

9. REPRESENTATIONS OF SUBADVISER. The Subadviser represents, warrants, and agrees as follows:

       A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

       B. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics, together with evidence of its adoption.

       C. The Subadviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10. PROVISION OF CERTAIN INFORMATION BY SUBADVISER. The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

       A. the Subadviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

       B. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

       C. a controlling stockholder of the Subadviser or the portfolio manager of the Portfolio changes or there is otherwise an actual change in control or management of the Subadviser.

11. PROVISION OF CERTAIN INFORMATION BY THE ADVISER. The Adviser will promptly notify the Subadviser in writing of the occurrence of any of the following events:

       A. the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

       B. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

       C. a controlling stockholder of the Adviser changes or there is otherwise an actual change in control or management of the Adviser.

12. TERMINATION OF AGREEMENT. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on not more than 10 days' prior written notice to the Subadviser. This Agreement may also be terminated by the Adviser: (i) on at least 60 days' prior written notice to the Subadviser, without the payment of any penalty; (ii) upon material breach by the Subadviser of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement. The Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement between the Company and the Adviser.

13. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of such approval.

14. MISCELLANEOUS.

       A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

       B. CAPTIONS. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

       C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties concerning management of the Portfolio and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

       D. INTERPRETATION. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

       E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                            Aetna Life Insurance and
                                            Annuity Company

                                                 By: /s/  Laurie M. Tillinghast
                                                     --------------------------
Attest:
                                                     --------------------------
    /s/ Lena A. Rabbitt                              Name: Laurie M. Tillinghast
        ------------------------------
        Name:  Lena A. Rabbit                        Title:  Vice President
        Title:    Assistant Secretary

                                            Zurich Scudder Investments, Inc.

                                                 By: /s/ G. Diann Petrino
                                                     --------------------------
Attest:
                                                     --------------------------
    /s/ Nicholas J. Griparich                        Name:  G. Diann Petrino
        -------------------------------------        Title:    SVP
        Name:  Nicholas J. Griparich
        Title:    V.P.

                                   APPENDIX A

                                  FEE SCHEDULE




PPI Scudder International Growth          .75% on the first $20 million of
                                               average daily net assets
                                          .65% on the next $15 million
                                          .50% on the next $65 million
                                          .40% on the next $200 million
                                          .30% on assets over $300 million

                                   APPENDIX B

                                 SUBADVISORY FEE
                                ESCROW AGREEMENT
                                     BETWEEN
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY,
                        ZURICH SCUDDER INVESTMENTS, INC.
                                       AND
                         INVESTORS BANK & TRUST COMPANY

         This Escrow Agreement (the "Agreement") dated as of this 5th day of April, 2002, is among Aetna Life Insurance and Annuity Company (to be renamed ING Life Insurance and Annuity Company effective May 1, 2002) (the "Adviser"), an insurance company organized and existing under the laws of the State of Connecticut, Zurich Scudder Investments, Inc. (to be renamed Deutsche Investment Management Americas Inc. effective April 5, 2002) (the "Subadviser"), a Delaware corporation, and Investors Bank & Trust Company, the custodian for Portfolio Partners, Inc. (to be renamed ING Partners Inc. effective May 1, 2002) (the "Company"), as escrow agent (the "Escrow Agent").

         WHEREAS, the Adviser has entered into an Investment Advisory Agreement, dated December 4, 2001, with the Company which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act");

         WHEREAS the shares of beneficial interest of the Company are divided into more than one separate series;

         WHEREAS, the Adviser has retained Subadviser to render subadvisory services for the PPI Scudder International Growth Portfolio (to be renamed ING Scudder International Growth Portfolio effective May 1, 2002) (the "Portfolio), pursuant to an Interim Subadvisory Agreement dated April 5, 2002 (the "Interim Subadvisory Agreement"), under Rule 15a-4 of the 1940 Act, as amended;

         WHEREAS, Rule 15a-4 requires that compensation earned by the Subadviser under the Interim Subadvisory Agreement be held in an interest bearing escrow account until such time as certain required conditions have been met;

         WHEREAS, the purpose of this Agreement is to establish an escrow account for the Company meeting the requirements of the Rule 15a-4; and

         WHEREAS, the Adviser and Subadviser desire to establish the escrow account as provided herein for the deposit of funds received from the Adviser or the Company in payment of subadvisory fees to Subadviser in connection with the Portfolio pursuant to Rule 15a-4 and pursuant to the Interim Subadvisory Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1. Appointment of Escrow Agent. Investors Bank & Trust Company is hereby appointed as Escrow Agent upon the terms and conditions hereof. Escrow Agent hereby accepts such appointment and agrees to hold all of the funds deposited into escrow with it, together with all interest and income thereon and other proceeds thereof, in accordance with the terms hereof and to perform its other duties hereunder.

2. Deposits and the Escrow Amount. Upon effectiveness of the Interim Subadvisory Agreement, and periodically thereafter, the Adviser or the Company will wire funds for deposit with the Escrow Agent in connection with the Subadviser's compensation specified in Section 3 of the Interim Subadvisory Agreement (the "Deposits"), which are to be held by the Escrow Agent in accordance with the terms and provisions of this Agreement. The Deposits, together with all interest earned thereon and other proceeds thereof, and all distributions in respect thereof, or in exchange therefor, is hereinafter referred to as the "Escrow Amount." The Escrow Amount shall be held by the Escrow Agent in a segregated account designated as the "Scudder Subadvisory Fee Escrow Account" (the "Escrow Account").

3. Distributions from the Escrow Amount. The Escrow Agent shall distribute via wire transfer the Escrow Amount, after deducting the compensation due to the Escrow Agent pursuant to Section 13 hereof, to the Subadviser promptly upon receipt of a letter signed by a duly authorized officer of the Adviser, substantially in the form attached hereto as Exhibit A at the earlier of the following: (a) if a majority of the Portfolio's outstanding voting securities approve a subadvisory agreement between the Adviser and Subadviser or its affiliate by the end of the 150-day term of the Interim Subadvisory Agreement, or (b) if the Company obtains exemptive relief permitting the Adviser to enter into a subadvisory agreement without shareholder approval, provided that the Company's Board of Directors approves such subadvisory agreement. The Adviser shall deliver such letter promptly upon the termination of the Interim Subadvisory Agreement. If a majority of the Portfolio's outstanding voting securities have not approved a subadvisory agreement between the Adviser and Subadviser or its affiliate by the end of the 150-day term of the Interim Subadvisory Agreement, or exemptive relief permitting the Adviser to enter into such subadvisory agreement without a shareholder vote is not obtained, the Escrow Agent shall distribute to the Subadviser out of the Escrow Account the lesser of (a) the Subadviser's costs incurred in performing the Interim Subadvisory Agreement plus interest earned on such amount while in escrow, or
(b) the total amount in the Escrow Account, plus interest earned. This Agreement shall terminate upon the complete liquidation of the Escrow Account.

4. (a) Interest. The Escrow Agent is hereby instructed to invest all Deposits in short-term U.S. government securities, repurchase agreements secured by U.S. government securities, and/or deposits in an FDIC-insured bank (including Escrow Agent).

         (b) Certification of Taxpayer Identification Number. Subadviser agrees to provide the Escrow Agent with a certified taxpayer identification number by signing and returning a Form W-9 to the Escrow Agent within 30 days from the date hereof. The parties hereto understand that, in the event their taxpayer identifications numbers are not certified to the Escrow Agent, the Escrow Agent may be required to withhold a portion of any interest or other income earned on the investment of the Deposits in accordance with the Internal Revenue Code of 1986, as amended.

5. Adjustments of the Escrow Amount. The Escrow Agent shall receive and add to the Escrow Amount all Deposits and interest earned thereon and other proceeds thereof, and subtract from the Escrow Amount all distributions as provided herein.

6. Concerning the Escrow Agent. The Adviser and Subadviser acknowledge and agree that the Escrow Agent: (i) shall not be responsible for any of the agreements referred to herein but shall be obligated only for the performance of such duties as are specifically set forth in this Agreement; (ii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve expense or liability unless it shall have been furnished with indemnity acceptable to it; (iii) may rely on, and shall be protected in acting upon, any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, request or document furnished to it hereunder and reasonably believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof, and (iv) may consult counsel satisfactory to it, including in-house counsel, and the reasonable advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

7. Indemnification. Neither the Escrow Agent nor any of its directors, officers, employees or agents shall be liable to anyone for any action taken or omitted to be taken by it or any of its directors, officers, employees or agents hereunder except in the case of negligence, bad faith or willful misconduct. The Adviser and Subadviser jointly and severally covenant and agree to indemnify the Escrow Agent and hold it harmless without limitation from and against any loss, liability or expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including, but not limited to, reasonable legal fees and expenses and other costs and expenses of defending or preparing to defend against any claim of liability, unless such loss, liability or expense shall be caused by the Escrow Agent's negligence, bad faith or willful misconduct. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages. All such reimbursements and indemnifications shall be paid equally by the Adviser and Subadviser.

8. Resignation or Removal of Escrow Agent. The Escrow Agent may at any time resign as Escrow Agent hereunder by giving thirty (30) days prior written notice of resignation to the other parties hereto and may be removed by the mutual consent of the Adviser and Subadviser upon thirty (30) days prior written notice to Escrow Agent. Prior to the effective date of the resignation or removal as specified in such notice, the Adviser, or its designee, will issue to the Escrow Agent a written instruction authorizing redelivery of the Escrow Amount to a successor escrow agent. Such Successor escrow agent shall be a bank or trust company, organized and existing under the laws of the United States or any state thereof, subject to examination by state or federal authorities, and have capital and surplus in excess of $50,000,000. If no successor escrow agent is named by the Adviser, or its designee, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent. Any such successor escrow agent shall execute and deliver to the predecessor escrow agent an instrument accepting such appointment, upon which such successor agent shall, without further act, become vested with all of the rights, powers and duties of the predecessor escrow agent as if originally named herein. The provisions of paragraph 7 shall survive the resignation or removal of the Escrow Agent or the termination of this Agreement.

9. Dispute Resolution. It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Escrow Amount, or should any claim be made upon such Escrow Amount by a third party, the Escrow Agent upon receipt of a written notice of such dispute or claim by the parties hereto or a third party, is authorized and directed to retain in its possession without liability to anyone, all or any of said Escrow Amount until such dispute shall have been settled either by the mutual agreement of the parties involved or by a final order, decree or judgment of a court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceeding which relates to the Escrow Amount.

10. Consent to Jurisdiction and Service. Each of the parties hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts of the State of Maryland and of any federal court of the United States located in said State in connection with any actions or proceedings brought against them by the Escrow Agent arising out of or relating to this Agreement. In any such action or proceeding, the Adviser and Subadviser hereby absolutely and irrevocably waive personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agree that service thereof may be made by certified or registered first class mail directed to such parties, at their respective addresses in accordance with paragraph 12 hereof.

11. Force Majeure. The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but are not limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

12.      Notice:  Wiring Instructions.

         (a) Notice Addresses. Any notice permitted or required hereunder shall be deemed to have been duly given if delivered personally or if mailed by certified or registered mail, postage prepaid, to the parties at their addresses set forth below or to such other address as they may hereafter designate.


If to the Adviser:

                  Laurie M. Tillinghast
                  Aetna Life Insurance and Annuity Company
                  151 Farmington Avenue, TS41
                  Hartford, CT 06156

If to the Subadviser:

                  Zurich Scudder Investments, Inc.
                  345 Park Avenue
                  New York, NY 10154
                  Attn:  Nicholas J. Griparich
                  With a copy to: Legal Dept.

If to Escrow Agent:

                  Investors Bank & Trust Company
                  200 Clarendon Street
                  Boston, MA 02116
                  Attn:  Andrew Nesvet, Managing Director
                  With a copy to:  John Henry, General Counsel

         (b) Wiring Instructions. Any funds to be paid to or by the Escrow Agent hereunder shall be sent by wire transfer pursuant to the following instructions (or by such method of payment and pursuant to such instructions as may be given in advance and in writing to or by the Escrow Agent, as the case may be, in accordance with paragraph 12 (a), above):

To the Escrow Agent:

                  Bank: Investors Bank & Trust Company
                  ABA #: 011001438
                  DDA #: 796509107
                  Attn:  Kate Lowe
                  Ref: ING Scudder International Growth Portfolio

To Subadviser:

                  Bank: JP Morgan Chase Bank, New York, NY
                  ABA #:  021000021
                  For Credit to Zurich Scudder Investments, Inc.
                  A/C # 006-007848

13. Compensation to Escrow Agent. The Subadviser shall be responsible for payment of the Escrow Agent's service fee. Such fee will be $250 (two hundred fifty dollars) per month. Such fee shall be prorated for any partial month and shall be deducted from the Escrow Amount immediately prior to final distribution made pursuant to paragraph 3.

14. Binding Effect. Except as contemplated by Section 8 hereof, no party may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. If any provision of this Agreement shall be or become illegal or unenforceable in whole or in part for any reason whatsoever, the remaining provisions shall nevertheless be deemed valid, binding and subsisting.

15. Modifications. This Agreement may not be altered or modified without the written consent of the parties hereto, which consent shall not constitute a waiver of any of the terms or conditions of this Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Agreement on one occasion shall not constitute a waiver of the other terms and conditions of this Agreement, or of such terms and conditions on any other occasion.

16. Miscellaneous. This Agreement and the rights and obligations of the parties arising therefrom shall be construed in accordance with the laws (other than the conflict of laws rules) of the State of Maryland. This Agreement may be executed in counterparts and each such counterpart shall constitute one and the same instrument. This Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby and all prior contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein and superseded hereby. Each of the parties shall execute such further instruments and take such other actions as any other party shall reasonably request in order to effectuate the purposes of this Agreement.

IN WITNESS WHEREOF, the parties have, as of the date above written, executed this Agreements.

INVESTOR BANK & TRUST COMPANY, AS ESCROW AGENT

By:
    ---------------------------------------
Name:
Title:

AETNA LIFE INSURANCE AND ANNUITY COMPANY

By:
    ---------------------------------------
Name:  Laurie M. Tillinghast
Title:    Vice President

ZURICH SCUDDER INVESTMENTS, INC.

By:
    ---------------------------------------
Name:
Title:

                                                                      Exhibit B

                        INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
              DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

INVESTMENT SUBADVISORY AGREEMENT, made as of the 24th day of May, 2002, between ING Life Insurance and Annuity Company (the "Adviser"), an insurance corporation organized and existing under the laws of the State of Connecticut, and Deutsche Asset Management Investment Services Limited ("Subadviser"), a corporation organized and existing under the laws of England and Wales.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the December 4, 2001 ("Advisory Agreement") with ING Partners, Inc. ("Company"), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Company is and will continue to be a series fund having two or more investment portfolios, each with its own assets, investment objectives, policies and restrictions; and

WHEREAS, the Company shareholders are and will be separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the "Policies") under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies; and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

WHEREAS, the Board of Directors and the Adviser desire to retain the Subadviser as subadviser for the ING Scudder International Growth Portfolio (the "Portfolio"), a portfolio of the Company, to furnish certain investment advisory services to the Adviser and the Company and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints the Subadviser as its investment Subadviser with respect to the Portfolio, with effect from 24th May 2002, for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.     DUTIES OF THE SUBADVISER

       A. INVESTMENT SUBADVISORY SERVICES. Subject to the supervision of the Company's Board of Directors ("Board") and the Adviser, the Subadviser shall act as the investment Subadviser and shall supervise and direct the investments of the Portfolio in accordance with the portfolio's investment objective, policies, and restrictions as provided in the Company's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Company may impose by notice in writing to the Subadviser. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and individual securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions as provided in the Company's current Prospectus and Statement of Additional Information ("SAI"), and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended ("Code"). To implement its duties, the Subadviser is hereby authorized to:

              (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets on behalf of the Portfolio; and

              (ii) directly or through the trading desks of the Subadviser or its affiliate place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Subadviser may select.

       B. SUBADVISER UNDERTAKINGS. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the investment objectives, policies and restrictions contained in the Company's Articles of Incorporation, By-Laws, and current Prospectus and SAI as provided to the Subadviser and with the written instructions and directions of the Board and the Adviser. The Subadviser hereby agrees to:

              (i) regularly (but no less frequently than quarterly) report to the Board and the Adviser with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Board or the Adviser and agreed to by the Subadviser, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Board;

              (ii) consult with the Company's pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available;

              (iii) provide subject to any obligations or undertakings to maintain the confidentiality of certain client names any and all information, records and supporting documentation about any member of a group of companies controlled by Deutsche Bank AG ("Group Companies") mutual fund account the Subadviser or its personnel manage that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Portfolio which may be reasonably necessary, under applicable laws, to allow the Company or its agent to present historical performance information concerning the Subadviser's similarly managed accounts, for inclusion in the Company's Prospectus and any other reports and materials prepared by the Company or its agent, in accordance with regulatory requirements;

              (iv) establish appropriate personnel contacts with the Adviser and the Company's Administrator in order to provide the Adviser and Administrator with information as reasonably requested by the Adviser or Administrator; and

              (v) execute account documentation, agreements, contracts and other documents as the Adviser shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the Portfolio, provided that the Subadviser receives the express agreement and consent of the Adviser and/or the Board to execute such documentation, agreements, contracts and other documents. The Adviser's express agreement and consent shall be deemed granted to the extent the Subadviser is acting in accordance with the Company's registration statement as may be amended from time to time. In such respect, and only for this limited purpose, the Subadviser shall act as the Adviser and/or the Portfolio's agent and attorney-in-fact.

       C. ADVISER AND COMPANY UNDERTAKINGS. To facilitate the Subadviser's fulfillment of its obligations under this Agreement, the Adviser and the Company will undertake the following:

              (i) the Adviser agrees promptly to provide the Subadviser with its registration statement, all amendments or supplements to the Prospectus or SAI, the Company's Articles of Incorporation, and By-Laws;

              (ii) the Company and the Adviser each agrees, on an ongoing basis, to notify the Subadviser expressly in writing of each change in the fundamental and nonfundamental investment policies of the Portfolio;

              (iii) the Adviser agrees to provide or cause to be provided to the
                    Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with its activities pertaining to the Portfolio under this Agreement, including, without limitation, information concerning the Portfolio, its available funds, or funds that may reasonably become available for investment, and information as to the general condition of the Portfolio's affairs;

              (iv) the Adviser agrees to provide or cause to be provided to the Subadviser on an ongoing basis, such information as is reasonably requested by the Subadviser for performance by the Subadviser of its obligations under this Agreement, and the Subadviser shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Adviser fails to provide or cause to be provided such requested information and the Subadviser relies on the information most recently furnished to the Subadviser; and

              (v) the Adviser will promptly provide the Subadviser with any guidelines and procedures applicable to the Subadviser or the Portfolio adopted from time to time by the Board and agrees to promptly provide the Subadviser copies of all amendments thereto.

       D. The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment required for it to faithfully and fully perform its duties and obligations under this Agreement.

       E. The Subadviser will select brokers and dealers to effect all Portfolio transactions subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board and the Adviser and described in the current Prospectus and SAI as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or its nominees, the Subadviser shall use its best efforts to obtain for the Portfolio the most favorable price and best execution available, considering all of the circumstances, and shall maintain such records as are required of an investment adviser under applicable law.

       Subject to the appropriate policies and procedures approved by the Adviser and the Board, the Subadviser may, to the extent authorized by
       Section 28(e) of the Securities Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Subadviser, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by said Section 28(e) and the Adviser and the Board, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the best execution available, the Subadviser may also consider sales of shares of the Portfolio as a factor in the selection of brokers and dealers.

       F. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, and subject to the Adviser approval of the Subadviser's trade aggregation and allocation procedures, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

       The Adviser recognizes that each individual aggregated transaction may operate to the advantage or disadvantage of the Adviser. When a Portfolio transaction has been aggregated, the Adviser agrees that the relevant investment must be allocated to the Portfolio within the number of business days of the transaction as required under the rules of the Financial Services Authority ("FSA") in the United Kingdom from time to time ("FSA Rules"). The Subadviser agrees that such transactions will comply with U.S. federal securities laws including interpretations and guidelines thereunder issued by the U.S. Securities and Exchange Commission.

       G. With respect to the provision of services by the Subadviser hereunder, the Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules under both statutes.

       H. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Portfolio, and does not have access to all of the Company's books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in Section 2A, the Subadviser shall perform compliance testing with respect to the Portfolio based upon information in its possession and upon information and written instructions received from the Adviser or the Administrator.

       I. Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

       J. Subadviser hereby grants the Adviser for the duration of this Agreement, a non-transferable and non-exclusive license to use Subadviser's name and any applicable trademarks in the Company's Prospectus, as well as in any advertisement or sales literature used by the Adviser or its agents to promote the Company and/or to provide information to shareholders of the Portfolio. Upon termination of this Agreement, the Adviser and the Company shall immediately cease to use such name and trademarks, except as necessary to comply with disclosure requirements under the federal securities laws.

       During the term of this Agreement, the Adviser shall furnish to the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Company or the public, which refer to the Subadviser or its clients in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Subadviser reasonably objects within five business days (or such other time as may be mutually agreed) after receipt thereof. The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser. Subadviser will provide reasonable marketing support to Adviser in connection with the promotion of the Portfolio.

       K. With prior notice to the Adviser, the Subadviser shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any of its Group Companies.

       L. Group Companies are involved in many different commercial activities and the Subadviser acts for a wide range of clients, some of which may have similar objectives to those of the Adviser.

       Except as prohibited by the overriding principle of best execution, the Company's investment objectives, restrictions and policies as provided in its current Prospectus and SAI, the written instructions of the Company's Board or the Adviser, the 1940 Act and the Advisers Act and the rules and regulations thereunder and any other investment restriction instructions provided to the Subadviser by the Adviser:

              (i) the Subadviser shall have discretion to effect, without prior reference to the Adviser, transactions in which the Subadviser or a Group Company has directly or indirectly a material interest or a relationship of any description with another party which may involve a potential conflict with the Subadviser's duty to the Adviser;

              (ii) the Subadviser or a Group Company shall be permitted to enter into transactions with or for the Adviser, including program trades, acting as both market-maker and broker, principal or agent, dealing with other Group Companies and other clients, and generally effecting transactions as provided above; and

              (iii) neither the Subadviser nor any Group Company shall be liable to account to the Adviser for any profit, commission or remuneration made or received from or by reason of such transactions or any connected transactions.

       A statement giving examples of actual or potential material interests and conflicts which may arise will be made available by the Subadviser to the Adviser on its request.

3. COMPENSATION OF SUBADVISER. The Adviser will pay the Subadviser, with respect to the Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the second business day of each month; however, this advisory fee will be calculated based on the daily average value of the Portfolio's assets and accrued on a daily basis. Compensation for any partial period shall be pro-rated based on the length of the period.

4. LIABILITY OF SUBADVISER. Neither the Subadviser nor any of its directors, officers, employees or agents shall be liable to the Adviser or the Company for any loss or expense suffered by the Adviser or the Company resulting from its acts or omissions as Subadviser to the Portfolio, except for losses or expenses to the Adviser or the Company resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser's duties under this Agreement. Neither the Subadviser nor any of its agents shall be liable to the Adviser or the Company for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Company in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Company is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser under this Agreement.

The Subadviser shall not in any event have any liability to the Adviser to the extent that performance of its obligations is prevented or impeded as a consequence of any circumstances beyond its reasonable control.

No warranty is given by the Subadviser as to the performance or profitability of the Portfolio or any part of it.

5. NON-EXCLUSIVITY. The services of the Subadviser to the Portfolio and the Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies. Furthermore, the Company and the Adviser recognize that the Subadviser may give advice, and take action, with respect to its other clients that may differ from the advice given, or the time or nature of action taken, with respect to the Portfolio.

6. ADVISER OVERSIGHT AND COOPERATION WITH REGULATORS. The Subadviser shall cooperate in providing records, reports and other materials relating to the Company that are in its possession, at the request of the Adviser, and in response to inquiries by regulatory and administrative bodies having proper jurisdiction over the Company, in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which the Subadviser reasonably believes the regulatory or administrative body does not have the authority to request or which is privileged or confidential information of the Subadviser or of its clients.

7. RECORDS. The records relating to the services provided under this Agreement required to be established and maintained by an investment adviser under applicable law or those required by the Adviser or the Board of Directors for the Subadviser to prepare and provide shall be the property of the Company and shall be under its control; however, the Company shall permit the Subadviser to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Company by the Subadviser free from any claim or retention of rights therein subject to the Subadviser being allowed to retain copies for legal, regulatory or audit purposes

8. CONFIDENTIALITY. The Subadviser shall keep confidential any information concerning the Adviser or any Subadviser's duties hereunder and shall disclose such information only if the Company has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or by law or for the purposes of the proper performance of this Agreement. Subject to U.S. privacy regulations governing registered investment advisers and registered investment companies, the Subadviser may collect, use and disclose personal data about the Adviser, or individuals associated with the Adviser, so that the Subadviser can carry out its obligations to the Adviser and for other related purposes, including monitoring and analysis of their business, crime prevention, legal and regulatory compliance. Subject to applicable U.S. privacy regulations, the Subadviser may also transfer such personal data to any country for any of the purposes set out above.

9. DURATION OF AGREEMENT. This Agreement shall become effective as of the date set forth in the first paragraph of this Agreement and shall remain in force and effect through November 30, 2002, unless earlier terminated under the provisions of Section 12. Following the expiration of its initial term, the Agreement shall continue in force and effect from year to year, provided such continuance is specifically approved at least annually by the Board or by the vote of a majority of the series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement (other than as a director of the Company), by votes cast in person at a meeting specifically called for such purpose.

10.1 REPRESENTATIONS OF SUBADVISER. The Subadviser represents, warrants, and agrees as follows:

       A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

       B. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics.

       C. The Subadviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10.2 REPRESENTATIONS OF THE ADVISER. The Adviser represents, warrants and agrees as follows:

       A. it has authority to enter into this Agreement, and that it has taken all steps necessary to appoint the Subadviser to perform the services envisaged in this Agreement;

       B. it is duly authorized and empowered to perform its duties and obligations hereunder and that the terms of this Agreement do not constitute a breach of any obligations by which the Adviser is bound whether arising by contract, operation of law or otherwise;

       C. unless notified otherwise, the assets comprising the Portfolio are and will remain free of all liens, charges and other encumbrances, and that the Adviser is absolutely entitled to pass ownership of Portfolio assets with full title guarantee as if it were beneficially entitled thereto;

       D. as a condition of the provision of services by the Subadviser hereunder, it will produce to the Subadviser such documents as it may require as evidence of the Adviser's authority to enter into this Agreement, and will forthwith advise the Subadviser of any variation or supplements to such documents; and

       E. it will notify the Subadviser promptly if there is any material change in any of the above information or to its circumstances generally, and will provide such other relevant information as the Subadviser may from time to time reasonably require in order to fulfill its legal, regulatory and contractual obligations. The Adviser acknowledges that a failure to provide such information may adversely affect the quality of the services that the Subadviser may provide.

11. PROVISION OF CERTAIN INFORMATION BY SUBADVISER. The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

       A. the Subadviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

       B. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, or regulatory body, which may have an effect on the Company, subject to any requirements imposed by applicable laws or regulations which may restrict such notification;

       C. a controlling stockholder of the Subadviser or the portfolio manager of the Portfolio changes or there is otherwise an actual change in control or management of the Subadviser.

12. PROVISION OF CERTAIN INFORMATION BY THE ADVISER. The Adviser will promptly notify the Subadviser in writing of the occurrence of any of the following events:

       A. the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

       B. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

       C. a controlling stockholder of the Adviser changes or there is otherwise an actual change in control or management of the Adviser.

13. TERMINATION OF AGREEMENT. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days' prior written notice to the Subadviser. This Agreement may also be terminated by the Adviser: (i) on at least 60 days' prior written notice to the Subadviser, without the payment of any penalty; (ii) upon material breach by the Subadviser of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or
(iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement. The Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement between the Company and the Adviser.

14. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of a majority of the Directors who are not "interested person" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of such approval.

15.    MISCELLANEOUS.

       A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

       B. CAPTIONS. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

       C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties concerning management of the Portfolio and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

       D. INTERPRETATION. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

       E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

16. CLASSIFICATION. The Adviser is classified as an Intermediate Customer under the FSA Rules.

17.    COMPLAINTS. The Subadviser maintains procedures in accordance with the

FSA Rules for the effective consideration and handling of customer complaints. Complaints will be considered promptly by a senior executive of the Subadviser who is not personally involved in the subject matter of the complaint.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


                                        ING Life Insurance and Annuity Company

                                           By: /s/ Laurie M. Tillinghast
                                               --------------------------------

                                               --------------------------------
                                               Name:  Laurie M. Tillinghast
                                               Title:    Vice President

                                        Deutsche Asset Management Investment
                                        Services Limited

                                           By: /s/ Richard C. Wilson
                                               --------------------------------

                                               --------------------------------
                                               Name: Richard C. Wilson
                                               Title:  Director

                                        Deutsche Asset Management Investment
                                        Services Limited

                                           By: /s/ Patrick Galligan
                                               --------------------------------

                                               --------------------------------
                                               Name: Patrick Galligan
                                               Title:  Director

                                   APPENDIX A

                                  FEE SCHEDULE


ING Scudder International Growth           .75% on the first $20 million of
                                                average daily net assets
                                           .65% on the next $15 million
                                           .50% on the next $65 million
                                           .40% on the next $200 million
                                           .30% on assets over $300 million